UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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SEMTECH CORPORATION

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Semtech Corporation 200 Flynn Road Camarillo, California 93012

SUPPLEMENT TO NOTICE OF ANNUAL MEETING OF STOCKHOLDERS AND PROXY STATEMENT

To Be Held June 10, 2024

To Our Stockholders:

This proxy statement supplement (this “Supplement”), dated June 7, 2024, updates and amends the definitive proxy statement (the “Proxy Statement”) of Semtech Corporation (“we,” “us,” “our,” “Semtech” or the “Company”) filed with the Securities and Exchange Commission on April 26, 2024 regarding our 2024 Annual Meeting of Stockholders (the “Annual Meeting”) to be held at Company’s headquarters at 200 Flynn Road, Camarillo, California, 93012 on Monday, June 10, 2024 at 1:30 p.m., Pacific Time.

For stockholders of record, the Notice of Internet Availability of Proxy Materials or proxy card is your ticket to the Annual Meeting. Please present your ticket together with picture identification when you reach the registration area at the Annual Meeting.

For stockholders who hold shares through a broker, bank or other nominee, please use a copy of your latest account statement showing your investment in our common stock as of the record date as your admission ticket for the meeting. Please present your account statement together with picture identification when you reach the registration area at the Annual Meeting. If you hold your shares through a broker, bank or other nominee, you will receive instructions from your broker, bank or nominee that you must follow in order to submit your voting instructions and have your shares voted at the Annual Meeting. A copy of your account statement is not sufficient for this purpose.

This Supplement includes information relating to the departure of Mr. Paul H. Pickle as President and Chief Executive Officer from the Company as well as the corresponding withdrawal of Mr. Pickle as a director nominee for election to the Board and the reduction of the slate of director nominees for election at the Annual Meeting from 12 director nominees to 11 director nominees. Other than the aforementioned withdrawal of Mr. Pickle and the reduction in the slate of director nominees, the matters to be considered by stockholders at the Annual Meeting remained unchanged from the Proxy Statement as initially filed.

This Supplement contains important information and should be read and considered in conjunction with the Proxy Statement as you cast your vote by proxy or during the Annual Meeting. From and after the date of this Supplement, all references to the “Proxy Statement” (including in this Supplement) are to the Proxy Statement as amended by this Supplement.

This Supplement, the Proxy Statement and our Annual Report on Form 10-K for the year ended January 28, 2024, with financial statements and schedules thereto, are available at https://investors.semtech.com/financials/sec-filings.

ELECTION OF DIRECTORS

(Proposal Number 1)

The following information supplements and updates the “ELECTION OF DIRECTORS (Proposal Number 1)” section of the Proxy Statement.

WITHDRAWAL OF NOMINEE FOR ELECTION TO OUR BOARD OF DIRECTORS

As noted in the Current Report on Form 8-K filed by the Company on June 7, 2024, on June 6, 2024, subsequent to the filing of the Proxy Statement, Mr. Pickle was terminated as the Company’s President and Chief Executive Officer.

Among other items in the Proxy Statement, we asked our stockholders to vote on the election of twelve director nominees to the Company’s Board of Directors (the “Board”), which included Mr. Pickle. In connection with his departure as President and Chief Executive Officer from the Company, the Board has withdrawn Mr. Pickle as a director nominee for re-election to the Board at the Annual Meeting. Any proxies submitted and votes cast with respect to the election of Mr. Pickle as director nominee will be disregarded. The Board has not nominated a substitute director nominee for election at the Annual Meeting, and, accordingly, only 11 director nominees will be considered for election at the Annual Meeting. The Board has reduced the size of the Board to 11 directors effective upon completion of the Annual Meeting.

The Board continues to recommend a vote “FOR” each of the remaining eleven nominees: Rockell N. Hankin, Martin S.J. Burvill, Rodolpho C. Cardenuto, Gregory M. Fischer, Saar Gillai, Hong Q. Hou, Ye Jane Li, Paula LuPriore, Julie G. Ruehl, Sylvia Summers Couder and Paul V. Walsh, Jr., all of whom are current members of our Board. With the exception of Dr. Hou and Ms. Ruehl, all of the nominees were elected to their present terms of office by the stockholders at our 2023 annual meeting of stockholders.

The Board has appointed Dr. Hou as President and Chief Executive Officer of the Company effective as of June 6, 2024. Due to his appointment, Dr. Hou will no longer be considered an independent director. In addition, Dr. Hou ceased to be a member of the Board’s Compensation Committee, effective as of June 6, 2024. For more information on Dr. Hou, please see the aforementioned Form 8-K.

QUESTIONS AND ANSWERS REGARDING THE ANNUAL MEETING

The following information supplements and updates the “Questions and Answers Regarding the Annual Meeting—How will my shares be voted on the proposals at the Annual Meeting?” section of the Proxy Statement.

How will my shares be voted on the proposals at the Annual Meeting?

The proxy card or voting instruction form initially distributed with the Proxy Statement remains valid. Proxies or votes cast for Mr. Pickle’s election to the Board will be disregarded.

Due to Mr. Pickle’s departure, he will no longer serve as a proxy holder at the Annual Meeting. Mark Lin, our Executive Vice President and Chief Financial Officer (the “Proxy Holder”), was also designated by our Board to vote our shares represented by proxy at the Annual Meeting, with the power to appoint his substitute. As set forth in the Proxy Statement, Mr. Lin will vote the shares represented by each valid and timely received proxy in accordance with the stockholder’s instructions, or if no instruction is given, “FOR” each of the director nominees named in Proposal Number 1, “FOR” Proposal Number 2, “FOR” Proposal Number 3 and “FOR” Proposal Number 4. Although the Board does not know of any business to be considered at the Annual Meeting other than the items described in this Proxy Statement, if any other business properly comes before the Annual Meeting, a stockholder’s properly submitted proxy gives authority to the proxy holder to vote on those matters in his or her discretion.

If you have already voted, you are not required to take any action, unless you would like to change your vote. Your previously submitted proxy will be voted at the Annual Meeting in the same manner as you instructed previously, except that any votes for the re-election of Mr. Pickle to our Board will be disregarded. If you have already voted and submit a new proxy, your new proxy will supersede the one you previously submitted. The instructions for submission of a new proxy and the other voting instructions provided in the “Questions and Answers Regarding the Annual Meeting—Can I revoke or change my vote after I submit my proxy or voting instructions?” section of the Proxy Statement remain unchanged.

On June 7, 2024, the Company issued a press release in connection with Mr. Pickle’s departure from the Company and Dr. Hou’s appointment. A copy of the press release is attached hereto.

Semtech Appoints Semiconductor Industry Leader, Hong Q. Hou, as President and CEO

Dr. Hou Brings Technical, Operational and Strategic Leadership in Hyperscale and Semiconductor Industries

Follows Departure of Paul H. Pickle as President and CEO

Reaffirms Second Quarter Fiscal Year 2025 Guidance

CAMARILLO, California – June 7, 2024 – Semtech Corporation (“Semtech” or the “Company”) (Nasdaq: SMTC), a high-performance semiconductor, IoT systems, and connectivity service provider, today announced the appointment of Dr. Hong Q. Hou, a current member of the Semtech Board of Directors, as President and Chief Executive Officer, effective June 6, 2024. Dr. Hou’s appointment follows Paul H. Pickle’s departure as President and Chief Executive Officer.

“We are pleased to have made measurable progress stabilizing the business by reducing operating expenses and establishing a strong financial foundation, positioning Semtech to capture future growth opportunities, and we will continue to maintain that rigor going forward,” said Ye Jane Li, Chair of the Semtech Board’s Nominating and Governance Committee. “Hong is an exceptional leader, and the Board is excited to have him execute the Company’s strategy and take Semtech to its next phase of innovation and growth. Hong brings deep technical, operational and strategic leadership in the hyperscale and semiconductor industries and is already intimately familiar with Semtech’s business.”

“I joined Semtech not only because of my experience with and passion for the industry, but because of this Company’s unique opportunity to leverage its strong team and formidable portfolio of highly innovative technologies and products in supporting AI and IoT revolutions currently underway,” said Dr. Hou. “I am acutely focused on maintaining our financial discipline while we position Semtech to capitalize on the compelling technological trends ahead. I am confident in our goals to generate strong and sustained value for our stockholders long into the future.”

The Company also reaffirmed its second quarter fiscal year 2025 guidance provided on June 5, 2024. Mr. Pickle’s departure is unrelated to Semtech’s operational or financial performance, did not involve a violation of the Company’s code of conduct, and does not have an impact on any previously reported financial statements. The Board’s decision resulted from differences between the Board and Mr. Pickle on how the CEO and the Board should work together in the best interests of stockholders.

About Hong Q. Hou

Dr. Hou has served as a member of the Semtech Board of Directors since July 2023, and is an accomplished multinational executive, recognized as a global enterprise leader with a strong technical and business transformation record in dynamic ultra-competitive markets. Dr. Hou most recently served as president of the Semiconductor Group at Brooks Automation, a leading provider of automated wafer handling and contamination control solutions for the semiconductor manufacturing industry. Prior to that, Dr. Hou was Corporate Vice President and General Manager of the cloud and edge networking group of Intel Corporation. He held executive leadership positions at Fabrinet (CTO), AXT (COO), and EMCORE (CEO) before that. He holds a Ph.D. in Electrical Engineering from the University of California at San Diego and also has completed Executive Management courses at Stanford Business School.

About Semtech

Semtech Corporation (Nasdaq: SMTC) is a high-performance semiconductor, IoT systems, and cloud connectivity service provider dedicated to delivering high-quality technology solutions that enable a smarter, more connected, and sustainable planet. Our global teams are committed to empowering solution architects and application developers to develop breakthrough products for the infrastructure, industrial and consumer markets. To learn more about Semtech technology, visit us at Semtech.com or follow us on LinkedIn or X.

Forward-Looking and Cautionary Statements

This press release contains “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, as amended, based on the Company’s current expectations, estimates and projections about its operations, industry, financial condition, performance, results of operations, and liquidity. Forward-looking statements are statements other than historical information or statements of current condition and relate to matters such as future financial performance; future operational performance; the anticipated impact of specific items on future earnings; the Company’s expectations regarding near term growth trends; and the Company’s plans, objectives and expectations. Statements containing words such as “may,” “believes,” “anticipates,” “expects,” “intends,” “plans,” “projects,” “estimates,” “should,” “could,” “designed to,” “projections,” or “business outlook,” or other similar expressions constitute forward-looking statements.

Forward-looking statements involve known and unknown risks and uncertainties that could cause actual results and events to differ materially from those projected. Potential factors that could cause actual results to differ materially from those in the forward-looking statements include, but are not limited to: the Company’s ability to comply with, or pursue business strategies due to the covenants under the agreements governing its indebtedness; the Company’s ability to remediate material weakness in its internal control over financial reporting, discovery of additional weaknesses, and its inability to achieve and maintain effective disclosure controls and procedures and internal control over financial reporting; the Company’s ability to forecast and achieve anticipated net sales and earnings estimates in light of periodic economic uncertainty; the inherent risks, costs and uncertainties associated with integrating Sierra Wireless successfully and risks of not achieving all or any of the anticipated benefits, or the risk that the anticipated benefits may not be fully realized or take longer to realize than expected; the uncertainty surrounding the impact and duration of supply chain constraints and any associated disruptions; export restrictions and laws affecting the Company’s trade and investments, and tariffs or the occurrence of trade wars; worldwide economic and political disruptions, including as a result of inflation and current geopolitical conflicts; tightening credit conditions related to the United States banking system concerns; competitive changes in the marketplace including, but not limited to, the pace of growth or adoption rates of applicable products or technologies; downturns in the business cycle; decreased average selling prices of the Company’s products; the Company’s reliance on a limited number of suppliers and subcontractors for components and materials; changes in projected or anticipated end-user markets; future responses to and effects of public health crises; and the Company’s ability to forecast its annual non-GAAP normalized tax rate due to material changes that could occur during the fiscal year, which could include, but are not limited to, significant changes resulting from tax legislation, acquisitions, entity structures or operational changes and other significant events. Additionally, forward-looking statements should be considered in conjunction with the cautionary statements contained in the risk factors disclosed in the Company’s filings with the Securities and Exchange Commission (the “SEC”), including the Company’s Annual Report on Form 10-K for the fiscal year ended January 28, 2024, which was filed with the SEC on March 28, 2024, as such risk factors may be amended, supplemented or superseded from time to time by subsequent reports the Company files with the SEC. In light of the significant risks and uncertainties inherent in the forward-looking information included herein that may cause actual performance and results to differ materially from those predicted, any such forward-looking information should not be regarded as representations or guarantees by the Company of future performance or results, or that its objectives or plans will be achieved or that any of its operating expectations or financial forecasts will be realized. Reported results should not be considered an indication of future performance. Investors are cautioned not to place undue reliance on any forward-looking information contained herein, which reflect management’s analysis only as of the date hereof. Except as required by law, the Company assumes no obligation to publicly release the results of any update or revision to any forward-looking statements that may be made to reflect new information, events or circumstances after the date hereof or to reflect the occurrence of unanticipated or future events, or otherwise.

Semtech and the Semtech logo are registered trademarks or service marks of Semtech Corporation or its subsidiaries.

SMTC-F

Sara Kesten

Semtech Corporation

(805) 480-2004

webir@semtech.com